Exhibit 10.26

LIMITED WAIVER REGARDING

PREPAYMENT OF 11-5/8% NOTES DUE JANUARY 2008

This LIMITED WAIVER (this “Waiver”) is dated as of February 15, 2005 and entered into by and among Levi Strauss & Co., a Delaware corporation (“LS&Co”), Levi Strauss Financial Center Corporation, a Delaware corporation (“LSFCC” and, together with LS&Co, the “Borrowers”), the financial institutions listed on the signature pages hereof (the “Lenders”), and Bank of America, N.A., as agent for the Lenders (the “Agent”), and, for purposes of Section 6 hereof, the Loan Parties other than the Borrowers listed on the signature pages hereof (the “Subsidiary Parties”) and is made with reference to that certain Credit Agreement dated as of September 29, 2003 by and among the Borrowers, the several financial institutions from time to time party thereto as lenders, the Agent, the financial institution party thereto as Co-Syndication Agent, the several financial institutions party thereto as Documentation Agents and the financial institution party thereto as Sole Lead Arranger and Sole Book Manager, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2003, that certain Second Amendment to Credit Agreement dated as of October 14, 2003, that certain Third Amendment to Credit Agreement dated as of March 18, 2004, that certain Fourth Amendment to Credit Agreement dated as of August 13, 2004 and that certain Fifth Amendment to Credit Agreement dated as of November 24, 2004 (as so amended and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the ABL Credit Agreement.

RECITALS

WHEREAS, the Borrowers and the Lenders desire to waive compliance with the provisions of clause (i) of the proviso to subsection 7.27(i) of the ABL Credit Agreement to the extent and in the manner described below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	WAIVER

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrowers herein contained, the Lenders hereby waive compliance with the provisions of clause (i) of the proviso to subsection 7.27(i) of the ABL Credit Agreement to the extent, and only to the extent, necessary to permit LS&Co to prepay all or part of its outstanding 11-5/8% notes due January 2008; provided that such prepayment is funded solely from the proceeds of one or more new issuances of notes after the date hereof permitted under the ABL Credit Agreement plus up to $77,857,000 of unused proceeds from the Company’s issuance in December 2004 of 9-3/4% Senior Notes due 2015.

Section 2.	LIMITATION OF WAIVER

Without limiting the generality of the provisions of subsection 11.1 of the ABL Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by LS&Co with the provisions of clause (i) of the proviso to subsection 7.27(i) of the ABL Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

(a) constitute a waiver of compliance by either Borrower with respect to (i) clause (i) of the proviso to subsection 7.27(i) of the ABL Credit Agreement in any other instance or (ii) any other term, provision or condition of the ABL Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the prepayment of the 11-5/8% Notes due 2008 or otherwise); or

(b) prejudice any right or remedy that the Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the ABL Credit Agreement or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the ABL Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3.	REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Waiver, each Borrower hereby represents and warrants that after giving effect to this Waiver:

(a) as of the date hereof, there exists no Default or Event of Default under the ABL Credit Agreement ;

(b) all representations and warranties contained in the ABL Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

(c) as of the date hereof, such Borrower has performed all agreements to be performed on its part as set forth in the ABL Credit Agreement.

Section 4.	COUNTERPARTS; EFFECTIVENESS

This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

2	Limited Waiver

This Waiver shall become effective as of the date hereof upon (a) the execution of counterparts hereof by the Borrowers and the Subsidiary Parties and by the Lenders constituting Majority Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Waiver and (b) receipt by the Agent of a fee of $150,000, to be distributed by the Agent ratably to each Lender that executes and delivers this Amendment no later than 5:00 pm New York time on February 15, 2005.

Section 5.	GOVERNING LAW

THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 6.	ACKNOWLEDGEMENT AND CONSENT BY THE SUBSIDIARY PARTIES

Each Subsidiary Party hereby acknowledges that it has read this Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Subsidiary Party under the Subsidiary Guaranty and each of the Collateral Documents (collectively, the “Credit Support Documents”) to which it is a party or otherwise bound shall not be impaired or affected and the Credit Support Documents to which it is a party or otherwise bound are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

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3	Limited Waiver

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

LEVI STRAUSS & CO.

By:	/s/ Miguel Silva Gonzalez
Name:	Miguel Silva Gonzalez
Title:	Vice President & Treasurer

LEVI STRAUSS FINANCIAL CENTER CORPORATION

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

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SUBSIDIARY PARTIES:

BATTERY STREET ENTERPRISES, INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS GLOBAL FULFILLMENT SERVICES, INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS GLOBAL OPERATIONS, INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS INTERNATIONAL

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS INTERNATIONAL, INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

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LEVI’S ONLY STORES, INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

NF INDUSTRIES, INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

HARTWELL COMMODITIES GROUP

By:	/s/ Gregory Intemann
Name:	Gregory Intemann
Title:	Assistant Treasurer

LEVI STRAUSS-ARGENTINA, LLC

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS RECEIVABLES FUNDING, LLC

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

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LEVI STRAUSS SECURITIZATION CORP.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS SERVICES INC.

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

LEVI STRAUSS, U.S.A., LLC

By:	/s/ Paul Smith
Name:	Paul Smith
Title:	Vice President

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